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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 28, 2006

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        33-81808                                          22-3276290
(Commission File Number)                       (IRS Employer Identification No.)

            1361 ALPS ROAD
          WAYNE, NEW JERSEY                                       07470
(Address of Principal Executive Offices)                        (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ADDITIONAL REGISTRANTS


                                                            Address, including
                                                              zip code and
                                                            telephone number,
Exact name of         State or other    Registration No./    including area
registrant as         jurisdiction of        I.R.S.        code, of registrant's
specified in         incorporation or       Employer            principal
its charter            organization     Identification No.   executive offices
-----------            ------------     ------------------   -----------------

Building Materials       Delaware         333-69749-01/       1361 Alps Road
Manufacturing                              22-3626208         Wayne, NJ 07470
Corporation                                                   (973) 628-3000




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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 28, 2006, Building Materials Corporation of America ("BMCA" or the "Company") amended the management agreement with G-I Holdings Inc., Merick Inc., International Specialty Products Inc., International Specialty Holdings Inc., ISP Minerals Inc., ISP Investco LLC, GAF Broadcasting Company, Inc., and ISP Management Company, Inc. ("ISP"), as assignee of ISP Chemco, Inc., each of whom is an affiliate of the Company, effective January 1, 2006, whereby ISP provides the Company with certain management services. The purpose of the amendment was to adjust the management fees and rent payable by the Company to ISP under the management agreement. Accordingly, the aggregate amount payable to ISP under the management agreement for services provided to the Company in 2006, inclusive of the services provided to G-I Holdings, is approximately $6.0 million.


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2006, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the second quarter ended July 2, 2006. A copy of the news release is furnished herewith as
Exhibit 99.1.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1 News release issued July 28, 2006 regarding results of operations for the second quarter ended July 2, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: July 28, 2006            By:    /s/ John F. Rebele
                                    --------------------------------------------
                                Name:  John F. Rebele
                                Title: Senior Vice President, Chief Financial
                                       Officer and Chief Administrative Officer





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                                  EXHIBIT INDEX

            Exhibit Number                  Description
            --------------                  -----------

                99.1 News release issued July 28, 2006 regarding results of operations for the second quarter ended July 2, 2006.